Exhibit 13.1

CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Hanwha Q CELLS Co., Ltd. (the “Company”) on Form 20-F for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Seong Woo Nam, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 28, 2017

By:	/s/ Seong Woo Nam
Name:	Seong Woo Nam
Title:	Chairman of the Board
and Chief Executive Officer